                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of bright-technologies.com, inc. on Form SB-2 of our report dated March 12, 1999 appearing in the Registration Statement.

We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Registration Statement.

                                         TABB, CONIGLIARO & McGANN, P.C.

New York, New York
May 17, 1999